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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 9, 1998
                                                        ----------------

                          FLORAFAX INTERNATIONAL, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-5531                 41-0719035
----------------------------       ----------------        -------------------
(State or other jurisdiction       (Commission File         (I.R.S. Employer
      of Incorporation)                Number)             Identification No.)


 8075 20th STREET, VERO BEACH, FLORIDA                             32966
---------------------------------------                    -------------------
Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code  561/563-0263
                                                    ------------



-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 5.  OTHER EVENTS

         Attached as Exhibit 99.1 to this Current Report is an Agreement and Plan of Merger by and among the Registrant, Red Cannon Acquisition Corp. ("Red Cannon"), a wholly owned subsidiary of the Registrant, and Gerald Stevens, Inc. (the "Agreement") whereby Gerald Stevens, Inc. will be merged with and into Red Cannon with Gerald Stevens, Inc. surviving as a wholly owned subsidiary of the Registrant (the "Merger").

         Attached as Exhibit 99.2 to this Current Report is a form of Voting Agreement and Proxy that, pursuant to the Agreement, was entered into by and between certain principal shareholders of the Registrant (who hold in the aggregate in excess of fifty percent of the outstanding shares of the Registrant's common stock on a fully diluted basis) and Gerald Stevens, Inc., whereby such shareholders have agreed to vote in favor of the Merger and related matters when such matters are presented to the shareholders of the Registrant for approval.

         Attached as Exhibit 99.3 to this Current Report is a form of Voting Agreement and Proxy that, pursuant to the Agreement, was entered into by and between certain principal shareholders of Gerald Stevens, Inc. (who hold in the aggregate in excess of fifty percent of the outstanding shares of Gerald Stevens, Inc.'s common stock on a fully diluted basis) and the Registrant, whereby such shareholders have agreed to vote in favor of the Merger and related matters when such matters are presented to the shareholders of Gerald Stevens, Inc. for approval.

         Attached as Exhibit 99.4 to this Current Report is a press release issued by the Registrant on December 9, 1998 announcing the Merger.

Item 7.  FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

                  99.1 The Agreement and Plan of Merger, dated December 9, 1998, by and among the Registrant, Red Cannon Acquisition Corp. and Gerald Stevens, Inc.
                  99.2 A form of the Voting Agreement, dated December 9, 1998, by and between certain principal shareholders of the Registrant and Gerald Stevens, Inc.
                  99.3 A form of the Voting Agreement, dated December 9, 1998, by and between certain principal shareholders of Gerald Stevens, Inc. and the Registrant
                  99.4 The press release of the Registrant, dated December 10, 1998, announcing the Merger




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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Florafax International, Inc.
                                                ----------------------------
                                                        (Registrant)




Date:  December 11, 1998                            /s/ James H. West
                                                -------------------------------
                                                James H. West
                                                Chief Financial Officer



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                                  EXHIBIT INDEX
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EXHIBIT                                                                                              PAGE NO.
-------                                                                                              --------
99.1              Agreement and Plan of Merger, dated December 9, 1998, by and among the Registrant, Red Cannon Acquisition Corp.
                  and Gerald Stevens, Inc. ........................................................
99.2              Voting Agreement, dated December 9, 1998, by and between
                  certain principal shareholders of the Registrant and
                  Gerald Stevens, Inc. ............................................................
99.3              Voting Agreement, dated December 9, 1998, by and between
                  certain principal shareholders of Gerald Stevens, Inc. and the Registrant...................................................................
99.4              Press release of the Registrant, dated December 10 1998,
                  announcing the Merger ...........................................................
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